Subsequent Events	12 Months Ended
Nov. 30, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
17.	SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions that occurred after the balance sheet date through the issuance of the consolidated financial statements and, On January 15, 2026, the company’s board of directors approved a reverse stock split of the Company’s issued and outstanding ordinary shares at a ratio of one-for-twenty (1:20). The reverse stock split became effective on  February 17, 2026, and the Company’s ordinary shares began trading on a post-split basis on the Nasdaq Capital Market thereafter. The reverse stock split was effected to enable the Company to regain compliance with the minimum bid price requirement under Nasdaq Listing Rule 5550(a). All share and per share amounts, including the number of shares outstanding, earnings per share, and other per share data, have been retrospectively adjusted for all periods presented to reflect the reverse stock split.